UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 16, 2013

KIT DIGITAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34437	11-3447894
(Commission File Number)	(IRS Employer Identification No.)

26 West 17th Street 2nd Floor New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)

(646) 553-4845

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 16, 2013, the Company issued the press release attached to this report on Form 8-K as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

The following is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press release issued April 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

By:	/s/ Fabrice Hamaide
Name: Fabrice Hamaide Title: Chief Financial Officer

Date: April 16, 2013

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued April 16, 2013